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                                                                Exhibit 10.33

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

                  This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of April 30, 2001, is by and between Health Risk Management, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

                  1. The Bank and the Borrower entered into a Credit Agreement dated as of May 1, 1998 as amended by a First Amendment dated as of January 27, 1999, a Second Amendment dated as of June 30, 1999, a Third Amendment dated as of December 21, 1999 and a Fourth Amendment dated as of April 10, 2000, a Fifth Amendment to Credit Agreement dated July 31, 2000 and a Sixth Amendment to Credit Agreement dated November 14, 2000 (as amended, the "Credit Agreement"); and

                  2. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                           2.1 AMENDED FINANCIAL COVENANTS. Sections 8.17, 8.18,
8.19 and 8.20 of the Credit Agreement are deleted in their entireties and the following is substituted in lieu thereof:

                           Section 8.17 CONSOLIDATED NET WORTH.  At any time
                  from and after December 31, 2000 permit its Consolidated Net Worth to be less than the sum of (a) $3,000,000 PLUS (b) at any time from and after March 31, 2001, 85% of its cumulative positive Consolidated Net Income earned during such period.

                           Section 8.18 CONSOLIDATED NET INCOME. At any time
                  permit its Consolidated Net Income to be less than $750,000 for the fiscal quarters ending on December 31, 2001 and last day or each fiscal quarter thereafter.

                           Section 8.19 [Reserved]

                           Section 8.20 FIXED CHARGE COVERAGE RATIO. At any time
                  permit the Fixed Charge Coverage Ratio to be less than 1.20 to
                  1.00 for the four fiscal quarters ended on December 31, 2001 and for each period of four fiscal quarters ending on the last day of each fiscal quarter thereafter.

                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall be effective retroactively to March 31, 2001 upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment, duly executed by the Borrower.

                  3.2 A Reaffirmation of the Security Agreement and Guaranty in the form of Exhibits A-1 through A-4 attached to this Amendment, duly executed by each of Health Resource Management, Ltd., HRM Claim Management, Inc., Institute for Healthcare Quality, Inc. and Health Benefits Reinsurance, Inc.

                  3.3 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the Note and the other documents and instruments to be delivered by the Borrower in connection with this Amendment (collectively, the "Amendment Documents") certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were previously delivered to the Bank, and (ii) identifying each officer of the Borrower authorized to execute the Amendment Documents, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.4 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.5 The Borrower shall have paid to the Bank a non-refundable amendment and waiver fee in the amount of $5,000.

                  3.6 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the

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date of this Amendment in connection with the Credit Agreement, the Amendment
Documents and the Subsidiary Amendment Documents.

         SECTION 4. EVENTS OF DEFAULT AND WAIVER

         4.1 EVENTS OF DEFAULT. The Borrower has advised the Bank that Defaults and Events or Default have occurred under Section 8.17, 8.18 and 8.20 on the Credit Agreement (as they existed prior to the date of this Amendment) for the period on and prior to March 31, 2001 due to the Borrower's failure to comply with the financial covenants set forth therein during such period.

         4.2 WAIVER. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrower's Events of Default described in the preceding Section 4.1 (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed a waiver by the Bank of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Bank of any other Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

         SECTION 5. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

         5.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

         5.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a

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         party or a signatory or a provision of the Borrower's Articles of
         Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

                  5.3 NO ADVERSE CLAIM. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

                  SECTION 6. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interests granted by the Borrower in favor of the Bank under the Security Agreement and the Pledge Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

                  SECTION 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 8. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective,

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valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 9. SUCCESSORS. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

                  SECTION 10. LEGAL EXPENSES. As provided in Section 10.2 of the Credit Agreement, the Borrower agrees to reimburse the bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  SECTION 11. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  SECTION 12. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 13. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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                  SECTION 14. NO COMMITMENT TO EXTEND MATURITY DATE. THE
BORROWER ACKNOWLEDGES THAT THE BANK HAS NOT COMMITTED, AND IS NOT COMMITTING AT THIS TIME, TO EXTEND THE MATURITY DATE OF THE TERM LOAN BEYOND NOVEMBER 30, 2001. ANY SUCH EXTENSION MAY BE MADE SOLELY AT THE OPTION OF THE BANK AND ON SUCH TERMS AND CONDITIONS AS THE BANK MAY THEN REQUIRE. THE BORROWER UNDERSTANDS THAT NO PRIOR COURSE OF DEALING, NO USAGE OF TRADE, NO ORAL STATEMENTS OR COMMITMENTS BY THE BANK OR ITS EMPLOYEES OR OTHER AGENTS WILL BE DEEMED TO BE A COMMITMENT BY THE LENDER TO EXTEND THE MATURITY DATE OF THE TERM LOAN, UNLESS THE SAME IS REDUCED TO WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK.



            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.



BORROWER:                              HEALTH RISK MANAGEMENT, INC.


                                       By:  /s/ Leland G. LeBlanc
                                          ------------------------------------
                                       Title: VP & CFO
                                             ---------------------------------




BANK:                                  U.S. BANK NATIONAL ASSOCIATION


                                       By:   /s/ Daniel J. Falstad
                                          ------------------------------------
                                       Title: Daniel J. Falstad
                                             ---------------------------------
                                              Vice President

              EXHIBIT A-1 TO SEVENTH AMENDMENT TO CREDIT AGREEMENT

                REAFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

                                 April 30, 2001


U.S. Bank National Association U.S. Bank Place 601 Second
Avenue South Minneapolis, Minnesota 55402-4302

         Re: Security Agreement Executed by the Undersigned dated June 24, 1994 (the "Security Agreement") and Guaranty dated November 14, 2000 (the "Guaranty") Regarding the Liabilities of Health Risk Management, Inc. (the "Borrower") to U.S. Bank National Association (the "Bank")

         This will confirm (a) that the undersigned hereby consents to the terms of that Seventh Amendment to Credit Agreement dated concurrently herewith by and between the Borrower and the Bank (the "Amendment") and to the execution and delivery of the Amendment by the Borrower and (b) that the obligations of the Borrower to the Bank under the Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998, as previously amended and as amended by the Amendment, constitute (i) "Liabilities" of the Borrower to the Bank within the meaning of the above-referenced Security Agreement and (ii) "Obligations" of the Borrower to the Bank within the meaning of the above-referenced Guaranty. This will further confirm that as modified by clause (b) of the immediately preceding sentence, all of the terms, covenants and conditions of the Security Agreement and the Guaranty shall each remain in full force and effect.

                                       HEALTH RESOURCE MANAGEMENT, LTD, an
                                       Alberta, Canada corporation

                                       By:  /s/ Leland G. LeBlanc
                                       ---------------------------------------
                                       Its: CFO of Health Risk
                                       ------------------------------------
                                       Management, Inc., parent corporation

                           CERTIFICATE OF OFFICER OF
                          HEALTH RISK MANAGEMENT, INC.

     I, Leland LeBlanc, hereby certify to U.S. Bank National Association (the "Bank") that I am the Chief Financial Officer of Health Risk Management, Inc., a corporation organized under the laws of the State of Minnesota (the "Company") and that the following resolutions have been duly adopted by the Board of Directors of the Company in a manner authorized by the laws of the State of Minnesota:

                   RESOLUTION AUTHORIZING FINANCING TRANSACTION

     WHEREAS, the Company has previously Borrowed money from U.S. Bank National Association (the "Bank"), and for that purpose has entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998 with the Bank as amended by a First Amendment dated as of January
27, 1999, a Second Amendment dated as of June 30, 1999, a Third Amendment dated as of December 21, 1999, a Fourth Amendment dated as of April 10, 2000, a Fifth Amendment to Credit Agreement dated July 31, 2000, and a Sixth Amendment to Credit Agreement dated November 14, 2000 (as amended, the "Credit Agreement").

     RESOLVED, the Company shall enter into a Seventh Amendment to Credit Agreement with the Bank to be dated April 30, 2001 (the "Seventh Amendment"); Leland LeBlanc, the Chief Financial Officer of the Company is hereby authorized at any time and from time to time to execute and deliver to the Bank such Seventh Amendment and any promissory notes, security agreements, mortgages, subordination agreements, pledge agreements, assignments of life insurance, reimbursement agreements, or amendments to any of the foregoing as may be contemplated or required pursuant to such Seventh Amendment to the Credit Agreement or otherwise, all in such form as such officer may determine and approve (such determination and approval to be established conclusively by such officer's execution and delivery of the Seventh Amendment to the Credit Agreement and any such related documents and instruments); and

     FURTHER RESOLVED, that the Chief Financial Officer of the Company is hereby authorized at any time and from time to time to sell, assign, transfer, mortgage, create security interests in and pledge to the Bank the real property, goods, instruments, documents, securities, chattel paper, accounts, contract rights and other intangibles and any other property now owned or hereafter acquired by the Company, either absolutely for such consideration as such officer may determine to be appropriate or as security for the payment or performance of any or all debts, liabilities and obligations of every type and description now or at any time hereafter owed to the Bank by the Company, on such terms as such officer may approve, and to do such other acts or things in connection therewith or pursuant thereto as such officer may determine to be appropriate (such determination and approval to be established conclusively by the instrument executed or action taken by such officer); and

     FURTHER RESOLVED, it is hereby acknowledged that each and every note, guaranty, security agreement and other instrument made pursuant to the foregoing resolutions is and will be made and given for the corporate purposes of this Company; and

     FURTHER RESOLVED, the Chief Financial Officer shall certify to the Bank the names and signatures of the persons who presently are duly elected, qualified and acting as the officers authorized to act under the foregoing resolutions, and the Chief Financial Officer shall from time to time hereafter, upon a change in the facts so certified, immediately certify to the Bank the names and signatures of the persons then authorized to sign or to act; the Bank shall be fully protected in relying on such certificates and on the obligation of the Chief Financial Officer immediately to certify to the Bank any change in any fact certified, and the Bank shall be indemnified and saved harmless by the company from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer whose name and signature was so certified, or refusing to honor any signature or authority not so certified."

I further certify that the foregoing resolutions have not been amended or revoked and are in full force and effect on the date hereof.

I further certify that the board of Directors of the Company has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted upon the officers designated, and that such officers have full power and authority to exercise the same.

I further certify that the officers whose names appear below have been duly elected to and now hold the offices in the Company set forth opposite their respective names and that the signature appearing opposite the name of each of such officer is authentic and official:

Name                     Title                         Specimen Signature

Leland LeBlanc           Chief Financial Officer       /s/ Leland LeBlanc
------------------------------------------------------------------------------

I further certify that shareholder approval of the foregoing resolutions is not required and said resolutions are effective and binding on the Company without approval by its shareholders.

I further certify that the Articles of Incorporation of the Company have not been amended or otherwise modified since true and accurate copies of those documents were furnished to the Bank on or about May 1, 1998. The Bylaws of the Company were amended and modified on April 22, 1999, and true and correct copies of the Composite Bylaws as of April 22, 1999 were furnished to the Bank at the time of the execution and delivery of the Second Amendment to Credit agreement.

Dated:   May 2, 2001


                                       /s/ Leland LeBlanc
                                       ------------------------------
                                       Chief Financial Officer


/s/ [ILLEGIBLE]
----------------------------------
Attest by a Director